SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 1, 2011

FIRST RESOURCES CORP.

(Exact name of Company as specified in its charter)

Nevada	000-54336	26-0641585
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
7337 E Doubletree Ranch Road #191 Scottsdale, AZ 85258
(Address of principal executive offices)
Phone: (858) 461-3544
(Company’s Telephone Number)
3065 Beyer Blvd. B103-1 San Diego, CA 92154
(Company’s Former Address, if changed since last report)

Copy of all Communications to:

Carrillo Huettel, LLP

3033 Fifth Avenue, Suite 400

San Diego, CA 92103

Phone: 619.546.6100

Fax: 619.546.6060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

      .  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FIRST RESOURCES CORP.

Form 8-K

Current Report

ITEM 8.01. OTHER EVENTS

Change in Transfer Agent

Effective as of November 1, 2011, Routh Stock Transfer, Inc., the transfer agent of First Resources Corp. a Nevada Corporation (the “Company”) was acquired by Securities Transfer Corporation.  Accordingly, Securities Transfer Corporation is the new transfer agent and registrar of the Company’s Common Stock.

Shareholders may contact Securities Transfer Corporation as follows:

Securities Transfer Corporation

2591 Dallas Parkway, Suite 102

Frisco, TX 75034

Phone – (469) 633-0101

Fax – (469) 633-0088

Change of Address

On January 5, 2012, the Company changed the address of its executive offices to 7337 E Doubletree Ranch Road #191, Scottsdale, AZ 85258.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST RESOURCES CORP.
Date: January 26, 2012	By: /s/ Gloria Ramirez-Martinez
Gloria Ramirez-Martinez
President

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